Exhibit 99.1

Exhibit 99.1

Building Brand Domino’s

January 15, 2014

Patrick Doyle

President, Chief Executive Officer

Forward Looking Statements

This presentation and our accompanying comments include “forward-looking statements.”

These statements relate to future events or our future financial performance and are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. This presentation and our accompanying comments do not purport to identify the risks inherent in an investment in Domino’s Pizza and factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements.

These risks include but are not limited to those risk factors identified in Domino’s Pizza, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 30, 2012, as well as other SEC reports filed by Domino’s Pizza, Inc. from time to time. Although we believe that the expectations reflected in the forward-looking statements are based upon reasonable estimates and assumptions, we cannot guarantee future results, levels of activity, performance or achievements. We caution you not to place undue reliance on forward-looking statements, which reflect our estimates and assumptions and speak only as of the date of this presentation, and you should not rely on such statements as representing the views of the Company as of any subsequent date. We undertake no obligation to update the forward-looking statements to reflect subsequent events or circumstances. In light of the above, you are urged to review the disclosures contained in the Domino’s Pizza, Inc. SEC reports, including the risk factors contained therein.

This presentation contains trade names, trademarks and service marks of other companies. We do not intend our use or display of other parties’ trade names, trademarks and service marks to imply a relationship with, or endorsement or sponsorship of, these other parties.

Building Brand Domino’s

Patrick Doyle – Domino’s Dominance

Russell Weiner – Brand Leadership Ritch Allison – Global Brand Momentum Kevin Vasconi – Technology Innovations Mike Lawton – Financial Updates

4

A Dominant Force in the Pizza Industry

2008 Today

Message Uninspired Unique

Product OK Quality

New to Online

Technology Digital Leader

Ordering

International Strong Accelerating

5

A Category That Has Market Share Growth Potential

Major Chains Share of Dollars

96%

82%

71%

40%

QSR QSR Mexican QSR Sandwich QSR Pizza

Hamburger

Year ending September 2013. Source: The NPD Group/CREST®.

6

Domino’s is Growing Delivery Share

2008

18.8% 31.3%

31.1% 18.8%

Domino’s

Major Competitive Pizza Chains Small Pizza Chains Pizza Independents

2013

23.1%

29.7%

17.5% 29.7%

Years ending September 2008 and 2013, share of delivery consumer spending. Source: The NPD Group/CREST®.

7

Leading in Digital

Share of U.S. Digital Dollars – QSR Pizza

Estimated Domino’s

Global Digital Sales of Almost $3 Billion a Year*

7.8%

7.8%

31.3%

53.1%

Domino’s

Major Competitive Pizza Chains Small Pizza Chains

Pizza Independents

January-September 2013. Share of consumer online and mobile app order spending. Source: The NPD Group/CREST®.

*	International digital sales and information based on reported sales information and other data from franchisees.
8

Relative Strength of Major Players is Impacting Regionals and Locals

QSR Pizza Store Count Change

2.3% 2.3%

1.1% 2.2% 1.7%

1.4% 1.0%

1.3% 1.6% 1.4%

0.8% 0.5% -0.2%

0.1%

-0.7% -0.3%

-2.6%

Major QSR Pizza

Regionals

Locals -6.9%

2008 2009 2010 2011 2012 2013

Source: The NPD Group/CREST®; March unit change vs previous year

Major QSR Pizza = Domino’s, Pizza Hut, Papa John’s, Little Caesars

Locals = Pizza Independents, 1-2 units

Dom world has Changed... For the Better

Domino’s Largest Opportunity is to Improve Stores

Primary Opportunities

1) The restaurant has pleasant ambience

2) The restaurant is family-oriented

3) I feel comfortable in the store

Brand Equity Study – August 2013

Image 2000 is 17 Years Old

Lacks purpose/alignment with revitalized brand Not customer friendly Outdated and worn

New Store Rollout Mandated Worldwide

U.S. Reimage Costs

Estimated cost of $40-55K per store

Some stores will be relocated

New stores estimated cost roughly $250,000 to $350,000

U.S. and international franchisees will generally have up to four years to reimage based on the number of stores

U.S. incentives for new stores and certain relocations

Russell Weiner Chief Marketing Officer

September 22, 2008

U.S. Same Store Sales

8.0%

6.7% 6.8% U.S. Same Store Sales

6.0% 1995—2008

4.9%

4.5%

4.0%

4.0%

2.8% 2.6%

2.2% 1.8%

2.0% 1.3%

0.0%

0.0%

-2.0% -1.7%

-4.0%

-4.1%

-4.9%

-6.0%

1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008

Russell Weiner, CMO

November 2008

Investor Meeting

Ann Arbor, Michigan

The Next 90 Days…

Forge a Lighthouse Identity for the Domino’s brand

– Informed by our past and inspired by the future

– Grounded in consumer insights

Lighthouse drives brand decisions

– Advertising & Communications

– Innovation

– Store design

Innovation Philosophy…

Long-Term Approach

30 days and 30 years

Quality, Quality, Quality!

We’re delivery. We’re service. We’re 30 minutes…

AND the FOOD is great (Deliciously Fast)

Born out of a rational business need…Developed with an emotional POV that makes it uniquely Domino’s

Drive incremental growth and profitability

Did We Do What We Said We Would Do?

Re-introduced an unexpected new Domino’s to the world

– Brand

– Product

Figured Out Who We Were:

An honest, transparent pizza company that is always trying to get better

Focused on Having the Best Food:

Re-created our 50-year-old recipe from the crust up

New Approach Significantly Improved Taste Credentials

10 8

6.55

6
4	2 0
7.94	8.92

Q3 2009 Q3 2011 Q3 2013

Source: Study Logic; Question asked of consumers who ate Domino’s in the past 7 days: “Please rate the overall brand “Taste” you received during this visit for your order (1-10 Poor/Excellent)”

Great Beverage Partner

New contract with Coca-Cola®

#1 beverage company

We are the only national pizza chain partnered with them

Favorite Brand vs. Nearest Competitor

2.1x 2.9x 6.3x 5.6x 2.1x

SOURCE: USE B-Cubed.

12 month Ending

May 2013.

Total Population 13-64.

Did We Do What We Said We Would Do?

Re-introduced an unexpected new Domino’s to the world

– Brand

– Product

Re-defined innovation

– No in and out/limited time products

– 85%+ of menu is new

– Expanding and adding new channels

E-commerce

Carryout

Did We Do What We Said We Would Do?

Re-introduced an unexpected new Domino’s to the world

– Brand

– Product

Re-defined innovation

– No in and out/limited time products

– 85%+ of menu is new

– Expanding and adding new channels

Re-claimed sales momentum

– Pizza

– QSR

We Have Significantly Outgrown the Pizza Competition



+2.0%
+8.0%
-9.0 %
0.0%
+3.0%
2009
2010
2011
2012
+7.0%
0.0%
0.0%
+3.4%
+3.6%
2009
2010
2011
2012
+17.0%
+9.9%
+0.5%
+3.5%
+3.1%
2009
2010
2011
2012

32

And Are Leaders in the Broader QSR Category as Well

U.S. Same Store Sales 2009 + 2010 + 2011 + 2012

17.0% 17.0%

14.5%

10.3%

7.0%

2.0% 2.2%

Pizza Hut Wendy’s Papa John’s Dunkin’ McDonald’s Starbucks Domino’s

Donuts Pizza

Calculated by adding same store sales from years ending 2009, 2010, 2011, and 2012

Momentum Continued in 2013

U.S. Same Store Sales

9.0%

Q1 2013 Q1-Q3 2013 8.0%

Q2 2013 6.7%

6.0% 6.2%

Q3 2013 5.4%

4.0% 4.2%

3.1% 3.4%

1.6% 1.8% 1.7%

0.7% 1.0% 0.7%

0.4%

-1.0% -1.0% -1.2%

-2.0%

Pizza Hut Wendy’s Papa John’s Dunkin’ McDonald’s Starbucks Domino’s

Donuts Pizza

Source: Reported U.S. same store sales for Q1, Q2 and Q3 2013. Papa John’s and Wendy’s data represents same store sales for North America; Wendy’s Q3 data is for franchise stores. Company stores were up 3.2%.

We Have Become a Completely New Brand

We are now translating our new brand into retail…

Domino’s Pizza Theater

New stores

Re-images

Re-locations

Pizza Theater Was Researched Extensively

Pizza Theater is a Winning Image for Domino’s

Salt Lake City Gulfport Virginia Beach

Net Promoter Score Rating of Interior Rating of Comfort Cleanliness Saw Food Being Cooked/Prepared Employee/Customer Engagement

Houston

Las Vegas

New, More Modern Uniforms Better

Represent the Brand

And Our Re-imagined Car Topper Will Drive Awareness of Our New Logo

What Should You Expect From Domino’s in The Future?

The same winning formula!

Brand

First

Broad, Best-in-class

Long-term consumer

innovation research and

approach analytics

Richard Allison

Executive Vice President, International

International is a Growth Engine

Proven international franchise business model

30 years of experience with seasoned team

Great local partners

Healthy and balanced growth

Delivering growth in developed and emerging markets

Consistent growth at 3x market growth rate

SSS growth driven primarily by order count

Attractive economics for our franchise partners

Strong unit-level cash-on-cash returns

Economies of scale

Best-in-class technology fueling share gains

Q3 TTM digital sales estimated to exceed $1.3B*

Accelerating import/export of technology ideas

*International digital sales and information based on reported sales information and other data from franchisees.

Robust Topline Growth

Sales have grown at 12.9% CAGR over last eight years

Q3 2013 TTM

Retail Sales (millions) Retail Sales

$4,000 $ 4.1B

$3,500 $ 3,861

$ 3,519

$3,000

$ 2,952

$2,500

$ 2,452 $ 2,531

$2,000 $ 2,222

$ 1,870

$1,500 $ 1,679

$ 1,459

$1,000

2004 2005 2006 2007 2008 2009 2010 2011 2012

Strong Store Growth

Store count more than doubled since 2004—pace of growth accelerated

Store Count CAGR 2004 – 2013 Q3

6,000 5,627 8.3%

5,327

5,000 4,835

4,422

4,072

4,000 3,726

3,469

3,223

2,987

3,000 2,749

2,000

1,000

-

2004 2005 2006 2007 2008 2009 2010 2011 2012 Q3 2013

Leading the Competition

Net Store Growth: Domino’s International consistently outgrowing top two competitors

600

492 Papa John’s

500 454 Pizza Hut

413 Domino’s

400

350

300

300 257

209

200 175

137

113

100 74 86

0

2010 2011 2012 YTD Q3 2013

Note: PJ’s figures do not include AK, HI and Canada; PH figures include licensees.

Healthy Growth

Order growth: the engine of long-term sales growth

Indexed Store Level Growth

1.3

Sales

1.2

Orders

1.1

Ticket

1.0

0.9

2010 2011 2012 2013

Weighted all store indexed growth TTM through Q3 2013

Driving Profits

International EBITDA tripled from 2004 to 2012; 14% CAGR

EBITDA (in Millions)

150

125 114.1

104.9

100 92.8

79.6

75 64.4 67.2

57.8

50.4

50 44.1

37.8

25

0

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Q3

TTM

Leveraging Technology

Rolling out existing • Domino’s Pulse in more than 3,300 international tools to international stores*

markets • Over 2,000 stores have Pulse Web Reporting*

Accelerating • Established Global CEO Council

import/export of ideas • Held first Global CIO Conference

Expanding in-house • We are the online ordering provider for Canada capabilities to support • 2014: Expanding online ordering hosting for other international markets markets

*As of year end 2013

Global Digital Strength

TTM Q3 digital sales have hit an estimated $1.3B

Markets with online ordering average approximately 36% digital sales as of Q3

Nine markets are over 40% digital sales as of Q3

Almost 60% of total sales in Australia are online

The goal is to extend this to 80% in the next three years

Digital sales now account for 66% of UK delivered sales

Mobile sales were up 91% as of their last reported quarter

UK results as of December 29, 2013. Australia results as of October 29, 2013 release.

Kevin Vasconi

Chief Information Officer

Who Do We Benchmark?

In digital we pay less attention to:

And more attention to:

A Holistic View of E-commerce

(DIGITAL SALES)

( x x )

Visits Conversion Ticket Engagement

&

Platforms Technology

U.S. Digital Sales Continue to Rise

Q3 YTD Up 26%

Digital Sales

$1.4B Q3 TTM

$1.1B

$922M

$770M

$539M

2009 2010 2011 2012 2013

Digital Growth Fueled by Mobile Sales Growth

Q3 YTD Up 89%

Mobile Sales

$459M Q3 TTM

$296M

$107M

$11M $33M

2009 2010 2011 2012 2013

Digital Sales Already More Than 60%

In these DMAs:

Sacramento

San Francisco

New York

Washington, D.C.

Baltimore

Boston

Dallas—Ft. Worth

Domino’s Covers 95% of the Smartphone Market

iPhone® Android™ Kindle ™ Windows 8

- More than 6 million downloads —More than 4 million downloads —90k downloads —70k downloads

- Ranked #2 in the free Food and —Ranked #3 in the free Lifestyle —Ranked #36 in the free —Ranked #1 in the Food + Dining

Drink Category Category Lifestyle Category Top Free Category

- 4.8 out of 5 star customer rating —4.8 out of 5 star customer —4.7 out of 5 star customer —4.5 out of 5 star customer rating rating rating —Voice ordering

As of January 2014

Profiles Simplify Reordering for Returning Customers

Profiles Phase 1—Launched August 2013

Link to Saved

Easy Order

Year End 2013

+7M total distinct profiles

Links to Past +3M tokenized credit cards

Five Orders

Local Store

Offer

DPZ Platforms that Allow Consumers to Easily Order

Anytime, Anyplace

At home… On the move…

In the living room… At work…

Digital Provides a Ubiquitous Customer Relationship

Latest Innovation

Video

Michael Lawton Chief Financial Officer

Franchisee Profitability

$49,000 to $75,000 / year

100

75

50

25

2008 2009 2010 2011 2012

Estimating $81K—$85K per store in 2013

Average store economics are internal Company estimates based on results reported by franchise owners. Estimates are projections as of January 2014.

Franchisee Lending Sources for Reimaging

Five national lenders with specific programs for DPZ franchisees

– Balboa Capital

– Direct Capital

– IRH

– Macquarie

– Navitas Lease Corp

No obligation to use these lenders

– Credit analysis and pricing are up to each lender (no corporate subsidies or guarantees)

Looking Ahead: 2014

Looking Ahead at 2014

Commodities

Food basket outlook is favorable

Projected flat to -2%

Looking Ahead at 2014

G&A

Range of $240—$244 million

Technology innovation

Technology upgrades

International growth

Lower non-cash

compensation

Looking Ahead at 2014

Impact of Currency

Market currently projecting negative impact

Diversified portfolio of more than 70 markets

10% dollar move vs. DPZ currency basket

= approximately 12 cents EPS

Long Range Outlook Change

Cap Ex

Long range outlook of $35—$45 million

Limited capital required due to franchise model

Company store reimaging – lead the way Technology Supply chain centers

Long Range Outlook Change

Domestic Same Store Sales

Range of 2%—4%

Raising based on brand positioning and momentum

Technology advantages

Market share gain

Long Range Outlook

Global Domestic International Global

Net Units Same Store Same Store Retail Sales

Sales Sales

+4% to +6% +2% to +4% +3% to +6% +6% to +10%

Cap Ex: $35—$45 million

Tax Rate 37%—38%

37% to 38%

Outlook does not constitute specific earnings guidance. Domino’s does not provide quarterly or annual earnings estimates.

Q&A